Exhibit 10.12

Certain identified information has been excluded because it is both not material and would likely cause competitive harm if publicly disclosed.

SAMSUNG BIOLOGICS CO., LTD.

PRODUCT SPECIFIC AGREEMENT

COMMERCIAL DRUG SUBSTANCE

This Product Specific Agreement (this “PSA”) is made effective as of the date of last signature below (the “PSA Effective Date”) by and between CytoDyn Inc., a Delaware corporation having its principal place of business at 1111 Main Street, Suite 660, Vancouver, WA 98660 (“Client”) and Samsung BioLogics Co., Ltd., a company with offices at 300, Songdo bio-daero, Yeonsu-gu, Incheon, 21987, Republic of Korea (“SBL”). Client and SBL are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, Client and SBL entered into a Master Services Agreement effective on the Effective Date (the “MSA”) and whereas pursuant to Section 2.1 of the MSA, the Parties wish to enter into this PSA whereby SBL will provide certain Services as detailed herein;

NOW, THEREFORE, the Parties agree as follows:

1.	Relationship to the MSA. All capitalized terms not defined in this PSA will have the meanings given to them in the MSA. This PSA is hereby incorporated by reference into the MSA.

2.	Definitions

a.	“Annual Forecast” is defined in Section 5(f)(i)(1).

b.

“Campaign” shall mean a series of Batches of the Product that are produced in sequence using the same manufacturing equipment (including but not limited to the same bioreactor) followed by validated cleaning of such equipment and purification suite, and for the purposes of counting the number of Product batches in a Campaigns in a given period, the start date of such Campaign shall be the determining factor. A Campaign will be deemed to end upon the completion of such cleaning.

c.	“Firm Period” has the meaning set forth in Section 5(e)(i)(1).

d.	“New Batch” has the meaning set forth in Section 5(e)(iii)(1).

e.	“Product Purchase Commitment Shortfall” has the meaning set forth in Section 5(e)(iv).

f.	“Quarterly Forecast” is defined in Section 5(f)(ii).

g.	“Year” means each one (1) year period that begins on January 1 and ends on December 31.

3.	General Information.

a.	Product: PRO-140 drug substance

b.	Product Specification: The Product Specification will be contained in mutually agreed upon cGMP documentation.

c.	Cell Line: CHO Cell Line expressing PRO-140

d.	Manufacturing Facility: SBL 15kL scale facilities in [***], located at 300, Songdo bio-daero, Yeonsu-gu, Incheon 21987, Republic of Korea.

4.	Raw Materials.

a.	Client Materials. Client Materials to be supplied by Client to SBL free of charge by itself or a third party designee.

i.	List: See Exhibit A: Client Materials.

ii.	Handling Fee: [***].

iii.	Timing of provision of Client Materials to SBL: [***]

b.

Raw Materials. The Parties shall finalize the categorization of Raw Materials to be used in performing the Services of this PSA into Specialized Raw Materials and Common Raw Materials pursuant to Section 5.3 of the MSA, and shall attach this list to this PSA as Exhibit B.

i.	Handling Fee for Common Raw Materials to be procured by SBL at Client’s expense: [***].

ii.	Handling Fee for Specialized Raw Materials to be procured by SBL at Client’s expense: [***].

5.	Technology Transfer, Manufacturing, and Supply Services. SBL shall perform the Services as set forth in this Section 5.

a.	Services.

i.	SBL shall provide the Services as set forth in Exhibits C, D, and E in accordance with this PSA and the Project Plan.

ii.	Fees and invoicing.

1.

Services shall be invoiced upon completion of activities by SBL, or otherwise as agreed by the Parties in this PSA or a Project Plan. Notwithstanding Section 9.3.1 of the MSA, the Parties agree that payment for all Specialized Raw Materials ordered prior to June 1, 2020, inclusive of Specialized Raw Materials used for small scale runs, plus applicable handling fee, shall be due [***] days from the receipt of SBL’s invoice.

2.	Batches of Product shall be invoiced upon release by SBL pursuant to MSA Section 5.9.2(a)(i).

b.

Service Fees. In consideration for SBL’s performance of the Services pursuant to this Section 5(b), Client shall pay the Service Fees as set forth in Exhibit C. Additional Service Fees and costs may be detailed in an amendment to this PSA or in a Change Implementation Plan and Budget pursuant to Section 6.2(b) of the MSA.

c.

Excess Production. If, in the course of manufacturing pursuant to a Client Purchase Order, SBL manufactures more than the amount ordered in the Client Purchase Order due to the mutually agreed manufacturing plan, such additional batches shall be purchased by Client as if manufactured pursuant to a Client Purchase Order.

d.	Forecasts / Purchase Orders

i.	Annual Forecast – Drug Substance

1.

Each Year of the PSA term, Client shall provide to SBL a rolling five (5) Year Forecast (the “Annual Forecast”) at least by the December 1 of the previous Year. The first three (3) Years shall be binding or partially binding as set forth in this Section, and the fourth (4th) and fifth (5th) Years shall be non-binding, good-faith estimates of Product to be delivered by SBL in such Years. The first Annual Forecast shall be provided by March 31, 2020. Any binding forecasts will be dependent on FDA approval of the Post Approval Submission for manufacturing at SBL. If the approval immediately above is delayed or does not occur, Client will not be liable for committed volume for 2021 and 2022. Upon receipt, SBL shall provide a written confirmation or comments on the Annual Forecast within thirty (30) days of receipt, upon which the first two (2) Years of each Annual Forecast (the “Firm Period”) shall be [***] firm and binding as to the total number of Batches of Product that are to be delivered in each Year of the Firm Period. The third (3rd) Year of each Annual Forecast shall be partially binding on Client as follows: when the third (3rd) Year of any Annual Forecast becomes the second (2nd) Year of the next Annual Forecast, such second (2nd) Year must forecast between [***] and [***] of the third (3rd) Year of the previous Annual Forecast, rounded up to the nearest batch. By way of example, if Client submits an Annual Forecast on December 1, 2017 which forecasts ten (10) Batches of Product for 2020, when Client submits the next Annual Forecast on December 1, 2018, it must forecast between [***] and [***] Batches of Product for 2020.

2.

Each Annual Forecast issued by Client shall be consistent with the Product Purchase Commitment and the previously issued Annual Forecast in terms of Batches of Product forecasted for each Year falling in the Firm Period.

3.

Notwithstanding anything to the contrary, SBL shall use Commercially Reasonable Efforts to Manufacture Batches in excess of the number of Batches set forth in any Firm Period subject to SBL’s existing commitments.

ii.	Quarterly Forecast.

1.

Each Quarter of the PSA term, Client shall provide to SBL a rolling eight (8) Quarter Forecast (the “Quarterly Forecast”) at least by thirty (30) days before the end of the then-current Quarter. The first Quarterly Forecast shall be provided by March 31, 2020.

2.

The Quarterly Forecast shall set forth Batches of Product that are requested by Client to be delivered in each Quarter of the Quarterly Forecast. Quarterly Forecasts shall be consistent with the then-current Annual Forecast when requesting Batches to be delivered in a Quarter falling in the Firm Period of any Annual Forecast. If there is a conflict between any Quarterly Forecast and any Annual Forecast, the Annual Forecast shall supersede unless agreed to by SBL.

iii.	Purchase Orders

1.

Each time Client submits a Quarterly Forecast to SBL pursuant to Section 5(e)(ii), SBL and Client shall discuss in good-faith the Manufacturing schedule for any Batches of Product that are requested to be delivered in such new Quarter entering the Quarterly Forecast (each a “New Batch”). The Parties shall discuss in good-faith for up to [***] and shall agree upon a manufacturing schedule for the New Batches covered by the Quarterly Forecast, upon which Client shall issue a binding Purchase Order for each New Batch which is consistent with the Parties’ agreement and the Quarterly Forecast. The Purchase Order shall detail the Batch requested, and estimated delivery date(s) for such Batch, which delivery date shall be finalized upon SBL’s release of the Batch pursuant to Section 5.9.2(b)(i) of the MSA.

2.

When deciding a manufacturing schedule for the New Batches, the Parties agree that (a) all Manufacturing shall be on a [***] Campaign per Year basis, [***], (b) if there are more than one (1) Campaigns per Year scheduled as a result of a Quarterly Forecast then Client will be subject to a changeover fee of [***] per additional Campaign, provided that SBL Manufactures the full number of Batches specified by Client per Campaign in the applicable Quarterly Forecast and Purchase Order(s). The changeover fee [***]. If the Parties agree to add the New Batches to a Campaign that was already scheduled pursuant to a previous Quarterly Forecast, Client shall re-issue the previously issued Purchase Orders to align with such new agreement.

e.	Product Purchase Commitment.

i.

Notwithstanding anything to the contrary, during [***], both inclusive, Client shall pay SBL, on a minimum take or pay basis, for the greater of (a) [***] Batches of Product and (b) the number of Batches Forecasted by Client for the [***] period, and .

ii.

Notwithstanding anything to the contrary, during [***], both inclusive, Client shall pay SBL, on a minimum take or pay basis, for the greater of (a) [***] Batches of Product and (b) the number of Batches Forecasted by Client for each Year (commitments in Sections 5(e)(i) and (ii) each, the “Product Purchase Commitment”).

iii.

Upon execution of this PSA, Client shall issue Purchase Orders for the following pre-commercial Batches, which shall be fully binding and on a minimum take or pay basis and the pricing for which shall be as set forth in Exhibit C: [***], [***], and [***]. The [***]. In addition, upon completion of the Engineering Batch, the JSC will [***]. The JSC may determine [***].

iv.

Each Year, Client shall pay to SBL the price set forth in this PSA for each of the number of Batches of Product falling short of the Product Purchase Commitment (the “Product Purchase Commitment Shortfall”) for Client’s reserved but unused capacity. For any Year for which a Product Purchase Commitment Shortfall payment is owed to SBL, such payment shall be made either: (a) on January 1 of such Year if Client notifies SBL prior to such Year that there will be a Product Purchase Commitment Shortfall, or (b) on December 31 of the Year when there is a Product Purchase Commitment Shortfall for such Year.

f.	Batch Failure. Pursuant to Section 5.8.3 of the MSA, the Parties shall be responsible for costs related to Batch Failure as follows:

i.

To the extent the Batch Failure is caused solely as a result of SBL Assignable Error, SBL shall be responsible for [***]. Such cost responsibility shall be issued as a credit against future invoices by SBL.

ii.	In all Batch Failure cases other than solely as a result of SBL Assignable Error, Client shall be responsible for costs (1)-(4) in Section 5(f)(i) above.

iii.

Notwithstanding anything to the contrary, SBL shall not be responsible in the event of Batch Failure for Cell Line that is Client Material pursuant to this PSA, and SBL shall meet its cost reimbursement obligations pursuant to this Section 5(f) solely through providing Client with a credit of equivalent value to be used against future invoices by SBL.

6.

Regulatory Approvals. The Regulatory Approvals covered by this PSA are the FDA. SBL shall use Commercially Reasonable Efforts to support Client’s submissions or applications to any new Regulatory Authority, provided Client has provided SBL with reasonable notice, the Parties agree on an implementation plan, and Client pays SBL additional fees and costs, if applicable. Details of the scope of SBL’s Service in regards to Regulatory Approvals shall be detailed in the Project Plan.

7.

Equipment Investment. Pursuant to Section 5.2 of the MSA, Client and SBL will agree on the new equipment in the Facility that is necessary to perform the Services (the “Specialized Equipment”), as shown in Exhibit E of this PSA. Client shall be responsible for the purchase price and any supplier provided services related to the Specialized Equipment. SBL shall be responsible for [***] the Specialized Equipment. [***] SBL.

8.

Storage. Pursuant to Section 5.9 of the MSA, if Client does not direct SBL to prepare Manufactured Product to be picked up by Client or Client’s designated carrier with a pick-up date within [***] days of Client’s receipt of the Batch Related Documents, SBL shall store the Product at the Warehouse and Client shall pay storage fees to SBL for the period of storage at the Warehouse until the actual delivery date, provided, however, that such storage period shall not exceed [***] days.

9.

Limitation of Liability. In addition to the limitation of liability in Section 14.1 of the MSA for special, punitive, indirect or consequential damages, the Parties’ liability under the PSA shall be as set forth in this Section 9. Except for (i) [***] of the MSA or [***] of the MSA; (ii) [***] of the MSA; and (iii) Damages arising out of the attributable Party’s [***], a Party’s maximum aggregate liability to compensate the other Party for all Damages under this PSA will be set on a per calendar year basis and for the calendar year in which the cause of such liability lies or exists (whether in contract, tort, strict liability, statute, or otherwise) and shall be limited to [***] paid or payable by Client to SBL in such calendar year (excluding costs of Raw Materials, SBL handling fees, and other expense or cost reimbursements). For Damages relating to (i), (ii) and (iii) in the immediately preceding sentence, a Party’s maximum aggregate liability to compensate the other Party for Damages under this PSA will be unlimited.

10.

Term. This PSA will commence as of the PSA Effective Date and will continue in full force and effect until December 31, 2027 or unless earlier terminated in accordance with the provisions of this PSA and/or Section 15.2 of the MSA.

The Parties have entered into this PSA as of the PSA Effective Date by their respective duly authorized representatives.

SAMSUNG BIOLOGICS CO., LTD.		CYTODYN INC.

By:	/s/ Dr. Tae Han Kim	By:	/s/ Nader Pourhassan
Name:	Tae Han Kim	Name:	Dr. Nader Pourhassan
Title:	Representative Director & President	Title:	President and CEO
Date:	April 1, 2019	Date:	30 March 2019

Exhibit A: Client Materials

1.	[***]

Other Client Materials may be identified at a future date if agreed upon by the Parties.

Exhibit B: Categorization of Raw Materials

Specialized Raw Material is defined [***]. This definition may be further refined with mutual agreement from the Parties. All other Raw Materials will be defined as Common Raw Materials.

Exhibit C: Services

Service		Price (USD)	Comments
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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Note: DS Pricing based on Pricing Assumptions below

PRICING AND PAYMENT ASSUMPTIONS

Pricing includes labor and use of facilities. Standard pricing and payment terms are listed below.

•

The pricing chart above is based on information provided in the RFP regarding the product and manufacturing process. Further communication between Samsung BioLogics and CytoDyn regarding the specifics of the project may result in changes to the scope of work and associated price.

•	Commercial batch pricing is based on [***].

•	Pricing is based [***]. Additional charges will apply [***].

•	DS Batch price is based on [***].

•	Increasing or decreasing the length of commercial term will effect batch price.

•	The proposed prices are valid for year 2019 and will be adjusted annually based on the Korean Consumer Price Index.

•	DS Batch prices do not include the cost of all raw materials and consumables ([***])

•	Common Raw Materials will incur a [***] handling surcharge.

•	Specialized Raw Materials (typically [***] requires alignment between both parties) will incur a [***] handling charge.

•	The prices are based on regulatory requirements that complies with FDA regulation. Prices may change depending on the additional requirements necessary to comply with other regulatory authorities.

•	Invoices will be issued at completion of agreed upon milestones and deliverables.

•	Invoices are expected to be paid by CytoDyn within [***] days of receipt.

•	Balance due for each batch shall be invoiced upon [***].

•	All costs associated with activities outsourced to 3rd party contractors will be passed through to CytoDyn with a [***] handling surcharge.

•	All prices exclude freight charges, insurance, duties, taxes, travel expenses, etc.

Exhibit D: Estimated Timeline and Scope of Work

NOTE: Timeline is based on current availability at the time proposal is issued and subject to change based on conditions at time of contract.

[***]

DS SCOPE OF WORK (15,000L)

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Scope of Work APPENDIX A: PRODUCT/PROJECT INFORMATION

1	Key Product Information

Product Name	PRO 140 (Leronlimab)
Product Description	Human monoclonal antibody produced in CHO cell line
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